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                                                                Exhibit 23.5



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our report dated
August 28, 1995, of FirsTier Financial, Inc. and Subsidiaries 1994 Financial Statements included in First Bank System, Inc.'s Amendment No. 1 on Form 8-K/A filed August 30, 1995, and all references to our firm included in this Registration Statement.



/s/ Arthur Andersen LLP



Omaha, Nebraska
January 17, 1996